SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 7, 2017

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 0-13322	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center

500 Virginia Street, East

Charleston, West Virginia 25301

(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

On April 7, 2017, United Bankshares, Inc. (“United” or the “Company”) filed an amendment to its Articles of Incorporation to increase the number of authorized shares of United’s common stock from 100,000,000 shares to 200,000,000 shares. As disclosed in Item 5.07 of this Current Report on Form 8-K, the amendment to United’s Articles of Incorporation was approved by United’s shareholders at a special meeting on April 7, 2017.

The foregoing description of the amendment to United’s Articles of Incorporation is not complete and is subject to and qualified in its entirety by reference to the Articles of Amendment of Articles of Incorporation of United as filed with the Secretary of State of West Virginia on April 7, 2017, which were effective immediately upon filing, attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) To the extent required by Item 5.03 of Form 8-K, the information contained in Item 3.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On April 7, 2017, United held a special meeting of shareholders in Parkersburg, West Virginia to consider and vote upon the following matters: (1) a proposal to approve the Agreement and Plan of Reorganization, dated as of August 17, 2016, by and among United, its subsidiary UBV Holding Company, LLC (“UBV”) and Cardinal Financial Corporation (“Cardinal”), and related plan of merger, as each may be amended from time to time, (the “Merger Agreement”); (2) a proposal to approve an amendment to the Articles of Incorporation, as amended, of United, (the “United Articles of Incorporation”), to increase the number of authorized shares of United common stock from 100,000,000 to 200,000,000 shares of common stock with the par value of Two Dollars and Fifty Cents ($2.50) per share; (3) a proposal to approve the issuance of the shares of United common stock to Cardinal shareholders pursuant to the Merger Agreement; and (4) a proposal to approve the adjournment, postponement or continuance of the special meeting on one or more occasions, if necessary or appropriate, in order to further solicit additional proxies, in the event that there are not sufficient votes at the time of the special meeting to approve the Merger Agreement, the amendment to the United Articles of Incorporation and the issuance of shares of United common stock. The proposals are described in detail in a proxy statement mailed to shareholders on or about February 16, 2017.

All four proposals were approved by the required vote of United’s shareholders at the special meeting.

On the record date for the special meeting, United had 81,046,979 shares of common stock outstanding and entitled to vote at the special meeting. The final voting results, as certified by the inspector of election, on the proposals were as follows:

Proposal 1. Proposal to approve and adopt the Merger Agreement:

For	Against	Abstentions	Broker Non-Votes
56,824,827	251,049	526,753	15,002,561

Proposal 2. Proposal to amend United’s Articles of Incorporation to increase the number of authorized shares of United common stock from 100,000,000 to 200,000,000:

For	Against	Abstentions	Broker Non-Votes
70,464,102	1,412,559	728,529	0

Proposal 3. Proposal to approve the issuance of the shares of United common stock to Cardinal shareholders pursuant to the Merger Agreement:

For	Against	Abstentions	Broker Non-Votes
56,606,267	435,258	561,104	15,002,561

Proposal 4. Proposal to approve the adjournment, postponement or continuance of the special meeting on one or more occasions, if necessary or appropriate, in order to further solicit additional proxies, in the event that there are not sufficient votes at the time of the special meeting to approve the Merger Agreement, the amendment to the United Articles of Incorporation and the issuance of shares of United common stock:

For	Against	Abstentions	Broker Non-Votes
64,795,585	7,207,948	601,657	0

Cautionary Statements Regarding Forward-Looking Information

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the business combination of Cardinal and United through the Merger, including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the Merger; (ii) Cardinal’s and United’s plans, objectives, expectations and intentions and other statements contained in this Current Report that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of Cardinal and United and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Cardinal and United. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Cardinal and United may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; (4) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which Cardinal and United are engaged; (5) changes in the interest rate environment may compress margins and adversely affect net interest income; (6) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (7) competition from other financial services companies in Cardinal’s and United’s markets could adversely affect operations; and (8) an economic slowdown could adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Cardinal’s and United’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available on the SEC’s Internet site (http://www.sec.gov).

Cardinal and United caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Cardinal or United or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Cardinal and United do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Important Additional Information

For more information about the Merger, see United’s Current Report on Form 8-K filed with the SEC on August 18, 2016, United’s Annual Report on Form 10-K filed with the SEC on March 1, 2017, and the registration statement filed by United with the SEC on Form S-4 on December 9, 2016 (and all subsequent amendments thereof and prospectus supplements thereunder).

Investors can obtain all documents filed with the SEC by United free of charge at the SEC’s Internet site (http://www.sec.gov). In addition, documents filed with the SEC by United will be available free of charge from the Corporate Secretary of United Bankshares, Inc., 514 Market Street, Parkersburg, West Virginia 26101 telephone (304) 424-8800. These documents may also be obtained for free by accessing United’s website at www.ubsi-inc.com under the tab “Investor Relations” and then under the heading “SEC Filings”.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation of United Bankshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date:	April 11, 2017	By:	/s/ W. Mark Tatterson
W. Mark Tatterson, Executive Vice President and Chief Financial Officer